                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                         ____________________________

                                  FORM 8-K/A


                                Current Report

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported) July 2, 1996


                     EASTERN ENVIRONMENTAL SERVICES, INC.
                     ------------------------------------
                (Exact name of issuer as specified in charter)

           Delaware                    0-16102                59-2840783
(State or Other Jurisdiction          Commission           (I.R.S. Employer
or Incorporation or Organization)     file number        Identification Number)


              1000 CRAWFORD PLACE, MT. LAUREL, NEW JERSEY  08054
                   (Address of principal executive offices)


                                (609) 235-6009
             (Registrant's telephone number, including area code)

ITEM 5.  OTHER EVENTS

     Allied Waste Services, Inc., a Delaware corporation ("Allied") is a wholly owned subsidiary of Eastern Environmental Services, Inc. On July 2, 1996, Allied acquired substantially all of the assets related to the operations of Allied Environmental Services Inc. and Allied Environmental Services West, Inc. from Global Spill Management, Inc.

     ALLIED ENVIRONMENTAL SERVICES, INC. AND AFFILIATES

     Independent Auditor's Report
     Combined Balance Sheets  as of June 30, 1996 and 1995
     Combined Statements of Operations for the Year Ended June 30, 1996 and the periods seven month period ended June 30, 1995 (new company period) and five month period ended November 30, 1994 (prior company period).
     Combined Statements of Stockholders' (Deficit) for the Year Ended
       June 30, 1996 and the seven month period ended June 30, 1995 (new company period) and five month period ended November 30, 1994 (prior company period).
     Combined Statements of Cash Flows for the Year Ended June 30, 1996 and the seven month period ended June 30, 1995 (new company period) and five month period ended November 30, 1994 (prior company period).
     Notes to combined financial statements


ITEM 7.  EXHIBITS

  23.1   Consent of BDO Seidman, LLP



                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            EASTERN ENVIRONMENTAL SERVICES, INC.



Date:  May 12, 1997                         By:   /s/ Louis D. Paolino, Jr.
                                                ------------------------------
                                                Louis D. Paolino, Jr.
                                                President

                             ALLIED ENVIRONMENTAL
                                SERVICES, INC.
                                AND AFFILIATES


                    REPORT ON COMBINED FINANCIAL STATEMENTS
                        YEAR ENDED JUNE 30, 1996, SEVEN
                        MONTHS ENDED JUNE 30, 1995 AND
                      FIVE MONTHS ENDED NOVEMBER 30, 1994

              ALLIED ENVIRONMENTAL SERVICES, INC. AND AFFILIATES

                                                                        CONTENTS
================================================================================

          INDEPENDENT AUDITORS' REPORT                                      3

          COMBINED FINANCIAL STATEMENTS
            Balance sheets                                                  4
            Statements of operations                                        5
            Statements of stockholders' equity (deficit)                    6
            Statements of cash flows                                      7-8

          SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES                     9-11

          NOTES TO COMBINED FINANCIAL STATEMENTS                        12-14

Independent Auditors' Report



Allied Environmental Services, Inc. and Affiliates
Merrick, New York

We have audited the accompanying combined balance sheets of Allied Environmental Services, Inc. and affiliates as of June 30, 1996 and 1995, and the related combined statements of operations, stockholders' equity (deficit), and cash flows for the year ended June 30, 1996 and the periods seven month period ended June 30, 1995 (new company period) and five month period ended November 30, 1994 (prior company period). These combined financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these combined financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the combined financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall combined financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1, on July 2, 1996, the Company sold all of its assets, net of substantially all of its liabilities. The proceeds from the sale were used to pay down the line of credit of the Company's parent, Global Spill Management, Inc.

In our opinion, the combined financial statements referred to above present fairly, in all material respects, the financial position of Allied Environmental Services, Inc. and affiliates as of June 30, 1996 and 1995, and the results of their operations and their cash flows for the year ended June 30, 1996 and for the seven month period ended June 30, 1995 and the five month period ended November 30, 1994, in conformity with generally accepted accounting principles.


                                        /s/ BDO Seidman, LLP

November 12, 1996

              ALLIED ENVIRONMENTAL SERVICES, INC. AND AFFILIATES

                            COMBINED BALANCE SHEET

================================================================================
June 30,                                                 1996          1995
================================================================================

ASSETS (Substantially Pledged)

CURRENT
 Cash                                             $     1,685   $    96,145
 Accounts receivable, less allowance for
  doubtful accounts of $425,000 and $150,000        1,299,992     2,357,785
 Prepaid expenses and other current assets             16,552        30,566
 Due from affiliated companies (Note 3)                     -       115,264
--------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                                1,318,229     2,599,760
--------------------------------------------------------------------------------
PROPERTY AND EQUIPMENT, less accumulated
 depreciation (Note 2)                                  5,484         8,763
--------------------------------------------------------------------------------
GOODWILL, net of accumulated amortization of
     $211,223 and $87,500 (Note 1)                    951,077     2,869,034
--------------------------------------------------------------------------------
TOTAL ASSETS                                      $ 2,274,790   $ 5,477,557
================================================================================

              ALLIED ENVIRONMENTAL SERVICES, INC. AND AFFILIATES

                            COMBINED BALANCE SHEET

================================================================================
June 30,                                                 1996          1995
================================================================================

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
 Current maturities of notes payable,
  former stockholders (Note 4)                    $         -   $   166,568
 Accounts payable                                   1,484,991     2,114,719
 Accrued expenses and other current liabilities        89,799       135,965
 Due to parent (Note 3)                                     -       623,605
 Due to affiliated companies (Note 3)                       -         5,291
--------------------------------------------------------------------------------
TOTAL CURRENT LIABILITIES                           1,574,790     3,046,148
--------------------------------------------------------------------------------
NOTES PAYABLE, former stockholders (Note 4)           932,727       938,490

COMMITMENTS (Notes 5 and 7)

STOCKHOLDERS' (DEFICIT) EQUITY
  Common stock, no par value                           11,200        11,200
  Additional paid-in capital (Notes 3 and 4)        3,077,160     1,982,748
  (Deficit)                                        (3,321,087)     (501,029)
--------------------------------------------------------------------------------
TOTAL STOCKHOLDERS' (DEFICIT) EQUITY                 (232,727)    1,492,919
--------------------------------------------------------------------------------
TOTAL STOCKHOLDERS' EQUITY AND LIABILITIES        $ 2,274,790   $ 5,477,557
================================================================================

See accompanying summary of accounting policies and notes to combined financial statements.

              ALLIED ENVIRONMENTAL SERVICES, INC. AND AFFILIATES

                       COMBINED STATEMENTS OF OPERATIONS

================================================================================
                                              New Company        Prior Company
                                         ----------------------   -------------
                                           Year     Seven months    Five months
                                          ended        ended           ended
                                         June 30,     June 30,      November 30,
                                           1996        1995            1994
================================================================================
SALES                                 $ 10,549,739  $ 7,886,110    $  5,833,545
--------------------------------------------------------------------------------
COST OF SALES                            8,211,825    6,275,853       4,774,168
--------------------------------------------------------------------------------
GROSS PROFIT                             2,337,914    1,610,257       1,059,377
--------------------------------------------------------------------------------
OPERATING EXPENSES
  Selling, general and administrative
    expenses                             2,345,635    1,218,154       1,092,617
  Impairment loss, goodwill (Note 1)     1,817,733            -               -
  Allocation of overhead from parent
    (Note 3)                               885,723      782,961               -
--------------------------------------------------------------------------------
TOTAL OPERATING EXPENSES                 5,049,091    2,001,115       1,092,917
--------------------------------------------------------------------------------
(LOSS) FROM OPERATIONS                  (2,711,177)    (390,858)        (33,240)
--------------------------------------------------------------------------------
OTHER (EXPENSE) INCOME
  Interest expense (Note 5)               (108,881)    (110,171)              -
  Other income                                   -            -          30,770
--------------------------------------------------------------------------------
TOTAL OTHER (EXPENSE) INCOME              (108,881)    (110,171)         30,770
--------------------------------------------------------------------------------
NET (LOSS)                            $ (2,820,058) $  (501,029)   $     (2,470)
================================================================================

See accompanying summary of accounting policies and notes to combined financial statements.

              ALLIED ENVIRONMENTAL SERVICES, INC. AND AFFILIATES

             COMBINED STATEMENTS OF STOCKHOLDERS' EQUITY (DEFICIT)

================================================================================
                                                       Additional    Retained
                                             Common     Paid-In      Earnings
                                             Stock      Capital      (Deficit)
================================================================================
BALANCE, June 30, 1994                     $  11,200  $        -    $   149,601

Net (loss) for the five months ended
  November 30, 1994                                -           -         (2,470)
--------------------------------------------------------------------------------
BALANCE, December 1, 1994                     11,200           -        147,131

Adjustments to record the acquisition of
  Allied Environmental Services, Inc.              -      48,924       (147,131)

Payments made by parent of amounts due to
  former stockholders (Note 4)
  Short term notes                                 -   1,923,752              -
  Interest                                         -      10,072              -

Net (loss) for the seven months ended
 June 30, 1995                                     -           -       (501,029)
--------------------------------------------------------------------------------
BALANCE, June 30, 1995                        11,200   1,982,748       (501,029)

Payments made by parent of amounts
  due to former stockholders (Note 4)
  Short-term notes                                 -     172,331              -
  Interest                                         -     139,726              -
Forgiveness of amounts due to affiliates,
  net (Note 3)                                     -     782,355              -

Net (loss)                                         -           -     (2,820,058)
--------------------------------------------------------------------------------
BALANCE, June 30, 1996                     $  11,200  $3,077,160    $(3,321,087)
================================================================================

See accompanying summary of accounting policies and notes to combined financial statements.

              ALLIED ENVIRONMENTAL SERVICES, INC. AND AFFILIATES

                       COMBINED STATEMENTS OF CASH FLOWS

================================================================================
                                              New Company        Prior Company
                                         ----------------------   -------------
                                           Year     Seven months    Five months
                                          ended        ended           ended
                                         June 30,     June 30,      November 30,
                                           1996        1995            1994
================================================================================
CASH FLOWS FROM OPERATING ACTIVITIES
  Net (loss)                           $(2,820,058) $(501,029)     $   (2,470)
  Adjustments to reconcile net (loss)
   to net cash (used) provided by
   operating activities
    Impairment loss, goodwill            1,817,733          -               -
    Interest paid by parent reflected
     as a contribution of capital          139,726     10,072               -
    Depreciation and amortization          127,554     88,318             318
    Provision for (recovery of) losses
     on accounts receivable                275,000    (55,076)        205,076
    Decrease (increase) in assets
     Accounts receivable                   782,793    115,958         599,113
     Prepaid expenses and other
      current assets                        14,014    (13,053)         22,388
     Due from affiliated companies               -     67,882         (96,931)
    Increase (decrease) in liabilities
     Accounts payable                     (629,728)   (26,611)       (824,128)
     Accrued expenses and other current
      liabilities                          (46,166)    48,450          21,736
     Due to parent                               -    623,605               -
     Due to affiliated companies           268,723      5,291               -
--------------------------------------------------------------------------------
NET CASH (USED IN) PROVIDED BY
  OPERATING ACTIVITIES                     (70,409)   363,807         (74,898)
--------------------------------------------------------------------------------
CASH FLOWS FROM INVESTING ACTIVITIES
  Purchases of property and equipment         (552)    (2,326)           (500)
  Services rendered reflected as costs
   associated with the acquisition of
   the Company                             (23,499)   (25,931)              -
--------------------------------------------------------------------------------
NET CASH (USED) IN INVESTING ACTIVITIES    (24,051)   (28,257)           (500)
--------------------------------------------------------------------------------

              ALLIED ENVIRONMENTAL SERVICES, INC. AND AFFILIATES

                       COMBINED STATEMENTS OF CASH FLOWS

================================================================================
                                              New Company        Prior Company
                                         ----------------------   -------------
                                           Year     Seven months    Five months
                                          ended        ended           ended
                                         June 30,     June 30,      November 30,
                                           1996        1995            1994
================================================================================
NET (DECREASE) INCREASE IN CASH        $   (94,460) $    35,550    $   (75,398)

CASH, beginning of year/periods             96,145     (239,405)      (164,007)
--------------------------------------------------------------------------------
CASH, end of year/periods              $     1,685  $    96,145    $  (239,405)
================================================================================
SUPPLEMENTAL DISCLOSURES OF
  NON-CASH ACTIVITIES
  Acquisition of Allied Environmental
  Services, Inc.
  Fair value of non-cash assets        $         -  $ 2,387,177    $         -
================================================================================
Liabilities assumed                    $         -  $ 2,202,915    $         -
================================================================================
Payments made by parent of amounts
  due to former stockholders reflected
  as contributions of capital          $   172,331  $ 1,923,752    $         -
================================================================================
Forgiveness of amounts due to
  affiliates, net                      $   782,355  $         -    $         -
================================================================================

See accompanying summary of accounting policies and notes to combined financial statements.

              ALLIED ENVIRONMENTAL SERVICES, INC. AND AFFILIATES

                  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

================================================================================

PRINCIPLES OF    The combined financial statements include the accounts of the
COMBINATION      following companies, all of which have common ownership and/or activity as follows. Throughout this report, these companies will be referred to as the "Company" or "Allied":


                                                  Common Stock
                                                            Issued and
                                             Authorized    Outstanding   Amount

                 ===============================================================
                 Allied Environmental
                   Services, Inc.                200           100     $  10,000
                 Allied Environmental
                   Services West, Inc.           200           100         1,000
                 Allied Waste
                   Management, Inc.              200           100           100
                 Allied Environmental
                   Mid-Atlantic, Inc.            200           100           100
                 ---------------------------------------------------------------
                                                 800           400     $  11,200
                 ===============================================================

                 All significant intercompany transactions and balances have been eliminated.

BASIS OF         From the period July 1, 1994 to November 30, 1994, the Company
PRESENTATION     was a closely held private company. On December 1, 1994, all of the outstanding stock of the Company was acquired by Global
                 Spill Management, Inc., a publicly owned company. As a result, the Company adopted a new basis of accounting, for which all of the combining entries which were made by the parent to record the acquisition of the Company have been "pushed down" to the Company, where they were reflected as having occurred on the date of the acquisition. Also, the Company is presenting statements of operations, stockholders' equity (deficit) and cash flows to reflect the change in ownership.

              ALLIED ENVIRONMENTAL SERVICES, INC. AND AFFILIATES

                  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

================================================================================

BUSINESS         The Company was, from December 1, 1994 to July 2, 1996 (see
OPERATIONS       Note 1), a wholly-owned operating subsidiary of Global Spill
                 Management, Inc. The primary business of the Com pany is the arranging for the transportation and disposal of contaminated soil and other contaminated waste products. The Company's customer base is primarily comprised of companies located in the States of New York, New Jersey, Pennsylvania and
                 California.

PROPERTY AND     Property and equipment are stated at cost. Depreciation is
EQUIPMENT AND    provided using accelerated methods over the estimated useful
DEPRECIATION     lives of the assets which range from five to seven years. Upon sale or retirement of assets, the cost and accumulated depreciation are eliminated from the accounts and the related gain or loss is included in income. Expenditures for repairs and maintenance are charged to income as incurred.

GOODWILL AND     Goodwill, which represents the excess of the purchase price
AMORTIZATION     paid by the parent over the fair value of the net assets of the
                 Company as of the date of the acquisition is being amortized using the straight line method over the estimated useful life which is twenty years. The Company evaluates the recoverability of the goodwill regularly and considers whether the goodwill should be completely or partially written off or the amortization period accelerated.

IMPAIRMENT OF    In accordance with the provisions of Statement of Financial
LONG LIVED       Accounting Standards No. 121 ("SFAS 121"), writedowns for
ASSETS AND       impairment are recorded as the facts and circumstances warrant.
FOR LONG-LIVED   Because of the sale of the net assets of the Company on
ASSETS TO BE     July 2, 1996 (see Note 1 for the details), it has been
DISPOSED OF      determined that  the previously recorded goodwill was impaired.

REVENUE          Revenues are recognized as services are performed.
RECOGNITION

              ALLIED ENVIRONMENTAL SERVICES, INC. AND AFFILIATES

                  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

================================================================================

CONCENTRATIONS   Trade receivables are financial instruments which potentially
OF CREDIT RISK   subject the Company to credit risk. The Company reviews a
                 customer's credit history before extending credit. The Company establishes an allowance for doubtful accounts based upon the credit risk of specific customers, historical trends and other information. The Company generally does not require collateral or other security from its customers. No single customer accounted for a significant amount of the Company's sales for the year ended June 30, 1996, the seven months ended June 30, 1995 or the five months ended November 30, 1994. There were no significant accounts receivable from a single customer at June 30, 1996 and 1995.

USE OF           The preparation of financial statements in conformity with
ESTIMATES        generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

FAIR VALUE       The carrying amounts reported in the combined balance sheet for
OF FINANCIAL accounts receivable, accounts payable, and accrued expenses and INSTRUMENTS other current liabilities approximate fair value because of the immediate or short-term maturity of these financial instruments.

INCOME TAXES     Income taxes are calculated using the liability method
                 specified by Statement of Financial Accounting Standards No.
                 109, "Accounting for Income Taxes."

              ALLIED ENVIRONMENTAL SERVICES, INC. AND AFFILIATES

                    NOTES TO COMBINED FINANCIAL STATEMENTS

================================================================================

1. SALE OF       On June 28, 1996, the Company's parent, Global Spill
   ASSETS        Management, Inc. ("GSMI") signed an agreement to sell all of the assets, net of substantially all of the liabilities, of the Company to Eastern Environmental Services, Inc. ("EESI") for common stock of EESI valued at $700,000. The agreement was contingent upon the proceeds from the sale of the EESI stock being deposited with GSMI's lender and applied against the line of credit of GSMI, which occurred on July 2, 1996.

                 As a result of the proposed sale, the Company has reflected its net assets at the lower of cost or market. Market value is based on the estimated value of the stock received as a result of the sale. At June 30, 1996, a charge to operations amounting to $1,817,733 has been reflected as an impairment loss on the goodwill previously recorded.

2. PROPERTY      Major classes of property and equipment consist of the
   AND           following:
   EQUIPMENT

                 June 30,                                    1996        1995
                 ---------------------------------------------------------------
                 Building improvements                   $   2,784   $   2,784
                 Office equipment and furniture             12,279      11,727
                 ---------------------------------------------------------------
                                                            15,063      14,511
                 Less accumulated depreciation              (9,579)     (5,748)
                 ---------------------------------------------------------------
                 Net property and equipment              $   5,484   $   8,763
                 ===============================================================

                 Depreciation expense amounted to $3,831, $818 and $318 for the year ended June 30, 1996, the seven months ended June 30, 1995 and the five months ended November 30, 1994, respectively.

              ALLIED ENVIRONMENTAL SERVICES, INC. AND AFFILIATES

                    NOTES TO COMBINED FINANCIAL STATEMENTS

================================================================================

3.  TRANSACTIONS   The Company used various services provided by its then
    WITH           parent, Global Spill Management, Inc. For the year ended June
    AFFILIATED     30, 1996 and for the seven months ended June 30, 1995, the
    COMPANIES      cost for those services amounted to $885,723 and $782,961, respectively. The parent allocated the Company's portion of these costs on a basis consistent with the method of allocation to all other subsidiaries. In the opinion of Company management, the costs so allocated represent a fair measure of the services provided, similar to that which would have been incurred otherwise.

                   Concurrent with the agreement to sell the Company, the board of directors of GSMI and all of its subsidiaries agreed to treat all intercompany accounts receivable from and accounts payable to each member of the consolidated group as if they were due from or to the parent, GSMI. GSMI agreed to forgive all such net indebtedness. As a result, the Company treated the net amounts due to GSMI, in the amount of $782,355, as a contribution of capital.

4. NOTES PAYABLE,  On December 1, 1994, the parent acquired all of the issued
   FORMER          and outstanding stock of the Company for $3,072,560, payable
   STOCKHOLDERS    in cash in the amount of $43,750, short term notes in the
                   amount of $1,956,250, bearing interest at 8.5%, and an eight year note in the amount of $1,072,560, bearing interest at 2% above the Wall Street Journal published prime rate. The notes were collateralized by the common stock of Allied and its affiliates purchased by the parent.

                   During the year ended June 30, 1996 and the seven months ended June 30, 1995, the parent made payments on the notes totaling $172,331 and $1,923,752, respectively, which have been reflected by the Company as a contribution to capital.

                   Interest expense for the year ended June 30, 1996 and the seven months ended June 30, 1995 amounted to $108,881 and $110,171, respectively, of which $139,726 and $10,072 was paid by the parent and has also been reflected as a contribution of capital for the respective periods.

                   As disclosed in Note 1, the Company sold its assets to Eastern Environmental Services, Inc. Concurrent with the closing, the Company and the former stockholders released each other from any and all obligations to or from each other. As a result, the principal and interest due to the former stockholders,

              ALLIED ENVIRONMENTAL SERVICES, INC. AND AFFILIATES

                    NOTES TO COMBINED FINANCIAL STATEMENTS

================================================================================

                   in the amount of $932,727, was forgiv en as of the date of sale, July 2, 1996. This forgiveness will be recorded in fiscal 1997.

5. COMMITMENTS     The Company has an operating lease agreement for the rental of office space, which expires in February 1997 and provides for a future minimum lease commitment of $22,600.

                   Rent expense for the year ended June 30, 1996, the seven months ended June 30, 1995 and the five months ended November 30, 1994 was $36,318, $20,835 and $15,100, respectively.

6. INCOME TAXES    Deferred income taxes reflect the net tax effects of
                   temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes.

                   At June 30, 1996, the components of the deferred tax assets were as follows:

                   June 30,                                 1996         1995

                   =============================================================
                   Reserves, allowances and adjustments   $ 144,000  $  51,000
                   Net operating loss carryforwards         354,000    140,600
                   Valuation allowances                    (498,000)  (191,600)
                   -------------------------------------------------------------
                   DEFERRED INCOME TAX ASSET              $       -  $       -
                   =============================================================

                   The Company's net operating losses, which amount to $1,041,000 at June 30, 1996, expire in 2010 and 2011.

7. BORROWINGS      The Company's parent, Global Spill Management, Inc., had a revolving line of credit with a bank. The line of credit was collateralized by a secured interest in substantially all of the Company's assets. As stated in Note 1, the proceeds from the sale of the Company's net assets was used to pay down this line of credit, and as a result, the Company has been released from any obligations under the collateral agreement.